UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 3, 2020
RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 3, 2020, RGC Resources, Inc. issued a press release announcing the results for the first quarter ending December 31, 2019. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF DERTAIN OFFICERS
On February 3, 2020, the Company formally appointed Randall P. Burton, II, Vice President, CFO, Secretary and Treasurer for RGC Resources and its subsidiaries, effective February 7, 2020, and Lawrence T. Oliver, Vice President, Regulatory Affairs and Strategy for its utility subsidiary, Roanoke Gas Company, effective February 3, 2020. As a result of these new appointments, the Board of Directors approved the base salaries for 2020 and the Compensation Committee's Performance Incentive Plan for the fiscal year ending September 30, 2020 for these named executive officers. The cash incentive bonus for each officer is based 50% on the individual's performance with respect to corporate objectives and 50% on a target within a range of earnings results for fiscal 2020. The potential range of incentive bonuses for each officer is provided below:

Officer	2020 Salary	Metric	Type	Minimum	Target	Maximum
Randall P. Burton, II	$240,000	Performance & Earnings	Cash	$—	$72,000	$90,000
		Earnings	Equity	—	48,000	72,000
Lawrence T. Oliver	160,000	Performance & Earnings	Cash	—	40,000	50,000
		Earnings	Equity	—	24,000	36,000

The Performance Incentive Plan for the other named executive officers was previously approved and reported on Form 8-K as filed November 26, 2019.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 3, 2020, the Company held its Annual Meeting of Shareholders to elect three directors, to ratify the selection of independent auditors, to increase the number of authorized shares of common stock and to hold a non-binding shareholder advisory vote on named executive compensation. The voting results are provided below.

Shareholders elected the nominees for Class B directors as listed below to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2023:

Director	Shares For	Shares Withheld	Broker Non Votes
Nancy Howell Agee	4,127,339	185,639	2,144,655
Jacqueline L. Archer	4,259,035	53,943	2,144,655
J. Allen Layman	4,087,798	225,180	2,144,655

T. Joe Crawford and Maryellen F. Goodlatte continue to serve as Class C directors until the Annual Meeting of Shareholders to be held in 2021. Abney S. Boxley, III, S. Frank Smith and John B. Williamson, III continue to serve as Class A directors until the Annual Meeting of Shareholders to be held in 2022. John S. D'Orazio stepped down from the Board of Directors commiserate with his retirement as President and CEO of Resources. At its meeting on February 3, 2020, the Board of Directors appointed Paul W. Nester, incoming President and CEO, to complete Mr. D'Orazio's term as a Class C Director.

Shareholders approved the selection by the Audit Committee of the Board of Directors of the firm Brown Edwards & Company, L.L.P. as independent auditors for the fiscal year ending September 30, 2020, by the following vote:

Shares For	Shares Against	Shares Abstaining
6,386,934	56,010	14,689

Shareholders approved an amendment to the Articles of Incorporation, pending the Virginia State Corporation Commission making it effective, to increase the number of authorized shares from 10 million to 20 million by the following vote:

Shares For	Shares Against	Shares Abstaining
6,207,913	215,915	33,805

Shareholders approved executive compensation through a non-binding advisory vote as indicated below:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes
4,146,947	107,155	58,876	2,144,655

ITEM 8.01	OTHER EVENTS.

The Company issued a press release on February 3, 2020, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on February 3, 2020, the appointment of external auditors for the current year and approval of an increase in the number of authorized shares of common stock. At the meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors elected John B. Williamson, III as Chairman of the Board of RGC Resources, Inc. and Paul W. Nester as President and CEO of RGC Resources, Inc. effective with Mr. D'Orazio's retirement on February 7, 2020. Mr. Nester was also appointed as a Class C director to complete the remaining term of Mr. D'Orazio.

The Board of Directors elected the following senior officers of RGC Resources: Randall P. Burton, II, Vice President, CFO, Secretary and Treasurer and Robert L. Wells, II, Vice President and Chief Information Officer. The Board of Directors also elected the following senior officers of Roanoke Gas Company: Paul W. Nester, President and CEO; Randall P. Burton, II, Vice President, CFO, Secretary and Treasurer, Lawrence T. Oliver, Vice President, Regulatory Affairs and Strategy, Carl J. Shockley, Jr., Vice President and Chief Operating Officer; and Robert L. Wells, II, Vice President, Customer Service. All appointments were effective February 3, 2020, except for Mr. Burton's appointment as officer of RGC Resources, Inc., which is effective February 7, 2020.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information disclosed under this Item and Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they by deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

99.1	First Quarter Earnings Results Press Release dated February 3, 2020.
99.2	Annual Shareholders Meeting Press Release dated February 3, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: February 4, 2020	By:	/s/ Paul W. Nester

Paul W. Nester
Vice President, Secretary, Treasurer and CFO